EXHIBIT 99.2

THIS WARRANT AND THE SECURITIES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT TO SUCH EFFECT.

                  ---------------------------------------------

                        WARRANT TO PURCHASE COMMON STOCK

         This certifies that, for good and valuable consideration, the receipt of which is hereby acknowledged, Change Technology Partners, Inc. ("Holder") is entitled to subscribe for and purchase the number of shares of Common Stock, subject to adjustment as described herein (the "Warrant Shares"), set forth in
Section 5(a) hereof of RAND Interactive Corporation, a Maryland corporation (the "Company"), upon exercise of this Warrant and subject to the provisions and upon the terms and conditions hereinafter set forth.

         As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock and any securities into which such Common Stock may hereafter be exchanged. As used herein, the term "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

         1.       TERM.

                  This Warrant is exercisable, in whole but not in part, as follows:

                           (a)      upon the occurrence of (i) a transaction
whereby the Company merges or consolidates into or with one or more Persons,
(ii) a merger or consolidation of one of more Persons into or with the Company or (iii) a tender offer or other business combination if, in any of the foregoing, the stockholders of the Company, prior to such merger, consolidation, tender offer or business combination, do not retain at least a majority of the voting power of the surviving Person;

                           (b)      upon a voluntary sale, conveyance, exchange
or transfer to another Person, in one transaction or a series of related transactions, of (i) the voting capital stock of the Company if, after such sale, conveyance, exchange or transfer, the stockholders of the Company prior to such sale, conveyance, exchange or transfer do not retain at least a majority of the voting power of the Company or (ii) all or substantially all of the assets of the Company;

                           (c)      immediately prior to an underwritten public
offering of the Common Stock pursuant to an effective registration statement under the Securities Act of 1933;

                           (d)      immediately prior to a dissolution,
liquidation or winding up of the Company's affairs or a voluntary filing for bankruptcy protection; and

                           (e)      upon the occurrence of any other transaction
or series of related transactions that give a Person or group of Persons (as defined in Rule 13d-5(b)(1) of the Securities Act of 1934) the right to receive 40% of the Company's economic interest on either an ongoing basis or in the event of dissolution, liquidation or winding up of the Company's affairs or a voluntary filing for bankruptcy protection.

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         Notwithstanding the foregoing, this Warrant expires at 5:00 P.M.
Eastern Time on November 2, 2013 and shall at such time be null and void (the "Warrant Term").

         2.       WARRANT PRICE.

                  The aggregate purchase price payable for all of the Warrant Shares (the "Warrant Price") is One Dollar ($1.00).

         3.       METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

                  (a) Subject to Paragraph 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, only in whole, by the surrender of this Warrant (with the Notice of Exercise form attached hereto as EXHIBIT 1 duly executed) at the principal office of the Company and by the payment to the Company of the Warrant Price. The Warrant Price shall be paid in cash or by certified check.

                  (b) Exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company, and at such time, the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise, shall be deemed to have become the holder or holders of record thereof.

                  (c) In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within a reasonable time (but not later than five (5) business days after the date of such exercise).

         4.       STOCK FULLY PAID; RESERVATION OF SHARES.

                  All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant in full.

         5.       ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.

                  The kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

                  (a) FULLY-DILUTED SHARES. This Warrant grants to the Holder the right to purchase such amount of shares of Common Stock as shall equal, at the time of exercise, thirty percent (30%) of the issued and outstanding shares of Common Stock on a fully-diluted basis.

                  (b) RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, (other than a merger (i) with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant or (ii) a merger in which the Company is not the surviving corporation and holders of equity securities of the Company as a result of such merger receive more than 50% of the equity securities of the surviving corporation), or in case of any sale of all or substantially all of the assets of the Company, or in case of a share exchange in which 80% or more of the outstanding

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

capital stock of the Company is exchanged for capital stock of another corporation, any of which transactions shall be referred to hereinafter as a "Corporate Transaction," the Company or such successor or purchasing company or entity, as the case may be, shall execute with the Holder an agreement pursuant to which the Holder shall have the right thereafter to purchase upon exercise of the Warrant the kind and amount of shares, and/or other securities and property that the Holder would have owned or have been entitled to receive after the happening of such Corporate Transaction had the Warrant been exercised immediately prior to such action. The agreement referred to in this subparagraph
(a) shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 5. The provisions of this subparagraph (a) shall similarly apply to successive Corporate Transactions.

         6.       NOTICE OF ADJUSTMENTS.

                  Whenever there is an adjustment pursuant to Paragraph 5(b) hereof, the Company shall deliver a notice setting forth, in reasonable detail, the event requiring the adjustment and the nature of the adjustment, and shall cause copies of such certificate to be mailed (by registered mail, return receipt requested, postage prepaid) to the Holder of this Warrant at the address specified in Paragraph 8(d) hereof or at any address provided to the Company in writing by the Holder.

         7.       COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF SHARES OF
                  COMMON STOCK.

                  The Holder, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act and will provide to the Company upon its request an opinion of counsel satisfactory to the Company as to the exemption from the Securities Act and applicable state securities laws applicable to such offer, sale or disposition. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities
Act) shall be stamped or imprinted with a legend substantially in the following form as well as any additional legends required by applicable securities laws or stockholders' agreements and similar agreements encumbering such shares:

                  "THIS WARRANT AND THE SECURITIES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT TO SUCH EFFECT."

         8.       MISCELLANEOUS.

                  (a) NO RIGHTS AS STOCKHOLDER. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of

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

meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                  (b) TRANSFER, EXCHANGE OF WARRANT. The Holder may not transfer or assign this Warrant, in whole or in part, except upon the insolvency of the Holder, the Company shall have the right to repurchase the Warrant at a purchase price mutually agreed to by the Holder and the Company. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                  (c) AMENDMENTS. Neither the Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent of the Holder.

                  (d) NOTICE. Any notice given to either party under this Agreement shall be deemed to be given three (3) days after mailing, postage prepaid, addressed to such party at the address as such party may provide to the other.

                  (e) NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Warrant.

                  (f) GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the State of Maryland.


Date: November 2, 2001


                                   RAND INTERACTIVE CORPORATION


                                   By:  /s/ John Snow
                                        ---------------------------------------
                                        John Snow, President


RECEIVED BY:

CHANGE TECHNOLOGY PARTNERS, INC.


By:     /s/ William B. Avery
   -----------------------------

                                    EXHIBIT 1

                               NOTICE OF EXERCISE
                               ------------------

TO:      RAND Interactive Corporation

         1. The undersigned hereby elects to exercise the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                        CHANGE TECHNOLOGY PARTNERS, INC.
                  --------------------------------------------
                                     (Name)


                  ____________________________________________
                  ____________________________________________
                                    (Address)

         3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


                                   CHANGE TECHNOLOGY PARTNERS, INC.

                                   By:  _______________________________________